Investor Presentation Jefferies 2011 Global Energy Conference November 30, 2011 Exhibit 99

This presentation may contain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words "anticipates," "estimates," "expects," "forecasts," "intends," "plans," "predicts," "projects," "believes," "seeks," "will," "may," and similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.

In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: factors affecting the Company's ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; uncertainty of oil and gas reserve estimates; significant differences between the Company's projected and actual production levels for natural gas or oil; changes in the price of natural gas or oil; changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company's ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company's credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers' ability to pay for, the Company's products and services; the creditworthiness or performance of the Company's key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; impairments under the SEC's full cost ceiling test for natural gas and oil reserves; significant differences between the Company's projected and actual capital expenditures and operating expenses; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company's pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; changes in demographic patterns and weather conditions; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.

Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC's website at www.sec.gov.

For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see "Risk Factors" in the Company's Form 10-K for the fiscal year ended September 30, 2011. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

National Fuel

November 30, 2011 National Fuel Gas Company 2 Safe Harbor For Forward Looking Statements

Seneca Resources Corporation

- Significant Appalachian Growth
  - ✓ Leading Marcellus Shale Position
  - ✓ Evaluate Utica/Geneseo Shales
- Stable Oil Production
  - ✓ Significant Cash Flow

Empire Pipeline & NFG Supply Corp.

- Appalachian Pipeline Growth
  - ✓ Delivery to Growth Markets
- Create Flexible System
- Growing/Predictable EPS
  - ✓ Supports Dividend and Credit Profile

Exploration & Production
Pipeline & Storage
Utility
Midstream
Energy Marketing

NFG Distribution Corp.

- Focus on Customer Service and Safety
- Cost Control and Revenue Protection
- Stable, Predictable Earnings
  - ✓ Supports Dividend and Credit Profile

NFG Midstream Corp.

- Appalachian Gathering Growth
  - ✓ Initial Focus on Seneca Acreage

National Fuel Resources, Inc.

- Limited Capital, Limited Risk
- Expand into Neighboring Markets
- Maintain Customer Contact

National Fuel

November 30, 2011 Core Businesses 3 Integrated Business Structure

Lake Ontario
CANADA
Lake Erie
Buffalo
NY
PA
OH
PA
Niagara
Orleans
Monroe
Genesee
Yates
Steuben
Allegany
Cayuga
Onondaga
Madison
Oneida
Lewis
Hamilton
Fulton
Herkimer
Montgomery
Otsego
Chenango
Delaware
Broome
Tioga
Bradford
Susquehanna
Wayne
Sullivan
Ulster
Orange
Pike
Crawford
Lycoming
Clinton
Luzerne
Centre
Union
Carbon
Snyder
Schuylkill
Butler
Clearfield
Allegheny
Blair
Westmoreland
Perry
Bedford
Franklin
Adams
Greene
Fayette
Somerset
Newark
National Fuel
Miles
0
25
NATIONAL FUEL GAS OPERATING AREA
NATIONAL FUEL GAS SUPPLY CORPORATION
& EMPIRE PIPELINE, INC TRANSMISSION

National Fuel

November 30, 2011 National Fuel Gas Company 4 Integrated Business Structure

$2,000
$1,500
$1,000
$500
$0
Capital Expenditures ($ Millions)
Utility
Pipeline & Storage
Exploration & Production
Midstream & Other
$502
$398
$854
$649
$129
$1,015-
1,185
$785-875
$135-165
$40-85
$1,015-
1,290
$840-1,050
$100-150
$1,295-
1,570
$935-1,145
$300-350
2010
2011
2012
Forecast
2013
Forecast
2014
Forecast
Fiscal Year

National Fuel

November 30, 2011
National Fuel Gas Company

Consolidated Capital Expenditures
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

Bakersfield
Los Angeles

Rochester
Buffalo
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

November 30, 2011 Exploration & Production 6

Three Year Average U.S Finding & Development Cost

$8.00
$6.00
$4.00
$2.00
$0.00
3-Year F&D Cost ($/Mcfe)
$7.38
$7.63
$5.35
$2.37
$2.09
2005-2007
2006-2008
2007-2009
2008-2010
2009-2011
Fiscal Years

SENECA RESOURCES

November 30, 2011 Seneca Resources 7 Continued Improvement in Finding & Development Costs

Prospective Net Acres	Proved Reserves at 9/30/11 (BCFE)	Risked Resource Potential
Marcellus Shale	745,000	491	8-15 TCFE
Geneseo Shale	300,000	-	TBD
Utica Shale	TBD	-	TBD

SENECA RESOURCES

November 30, 2011
Seneca Resources

Uniquely Positioned in Pennsylvania
Held over 700,000 Marcellus acres before the play received any attention
Have since added another 45,000 acres in the core of the play
80% of acreage is held in fee
No royalty
No lease expirations
In addition to Marcellus, Seneca has a major position in emerging plays:
Utica Shale
Geneseo Shale (Upper Devonian)

10 0 10 20 30 mi
15 0 15 30 45 km
Schuyler
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Broome
Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Sullivan
Wayne
Ashtabula
Crawford
Geauga
Trumbull
Forest
Venango
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Portage
Mercer
Clarion
Luzerne
Mahoning
Lawrence
Clearfield
Monroe
Butler
Union
Carbon
Columbiana
Northumberland
Snyder
Northampton
Beaver
Schuylkill
Carroll
Mifflin
Lehigh
Juniata
Allegheny
Cambria
Blair
Huntingdon
Perry
Dauphin
Lebanon
Berks
Bucks
Harrison
Brooke
Westmoreland
Washington
Cumberland
Montgomery
Ohio
Lancaster
Marshall
Greene
Fayette
Somerset
Bedford
Fulton
Franklin
Adams
York
Monroe
Wetzel
Monongalia
Marion
Tyler
Preston
Garrett
Morgan
Berkeley
Frederick
Carroll
Harford
Baltimore
Pleasants
Taylor

SENECA RESOURCES

November 30, 2011 Marcellus Shale 9 Seneca’s Development Areas SRC Lease Acreage SRC Fee Acreage Eastern Development Area (Mostly Leased) Western Development Area (Mostly Fee and HBP) EOG Acreage

Gross Rig Count
Seneca
EOG
Gross Rig Count
16
12
8
4
0
6
8.5
9.5
10
1.5
3
3
3
4.5
5.5
6.5
7
2011
2012
2013
2014
Fiscal Year

Net Horizontal Wells Spudded
Net Well Count
200
150
100
50
0
78
113
129
156
2011
2012
2013
2014
Fiscal Year

SENECA RESOURCES

November 30, 2011
Seneca Resources

Marcellus Shale Strategic Development Plan
Aggressively Develop our excellent
Tioga and Lycoming County leasehold
Systematically evaluate western
acreage
Begin development of western acres
that are “de-risked”
Continue participation with EOG on
Joint Venture acreage

November 30, 2011
Marcellus Shale

3 – Step Development Strategy
1. Area evaluation
Vertical wells and cores
3-well horizontal “test” pads
2D and 3D seismic
2. Optimization
Landing depth
Frac design
Lateral length
Locations
3. Development - Economies of Scale
Multi-well pads
Crawling rigs
Batch drill top holes, then horizontal
Large scale infrastructure
Water systems - fresh water ponds, pipeline system

Covington – Developed
✓47 Wells Drilled – 47 Producing
✓Gross Production: ~110 MMcf/d
Tioga
Potter
DCNR Tract 595 – Full Development
✓10 Wells Drilled – 3 Producing (1 Shut-In)
✓Gross Production: 6-9 MMcf/d
✓FY 2012: 3 Rigs
DCNR Tract 100 – Full Development
✓3 Wells Drilled
✓1 Well Completed IP: 15.8 MMcf/d
✓FY 2012: 1-2 Rigs
Lycoming
SRC Fee Acreage
SRC Lease Acreage

SENECA RESOURCES

November 30, 2011 Marcellus Shale 12 Eastern Development Area (EDA) – Results & Plan Forward

Original 6.0 Bcf Typecurve
IP Rate 7,250 MMcf/d
Hyp. Coeff. 1.4
Decline 72%
Exp. Tail 6%
Current: 1st Segment
IP Rate 5,400 MMcf/d
Hyp. Coeff. 1.25
Decline 65.5%
Limit 6 Mo.
Current: Compression Segment
IP Rate 3,800 MMcf/d
Hyp. Coeff. 1.25
Decline 48%
Exp. Tail 6%
EDA Average Daily Production Rate
6.7 Bcf Typecurve (40 Year Life)
6.0 Bcf Typecurve (40 Year Life)
Upper Production Bound
Lower Production Bound
Daily Production Rate (MMcf)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
0 2 4 6 8 10 12 14 16 18 20 22 24
Month

SENECA RESOURCES

November 30, 2011 Marcellus Shale 13 EDA Typecurve – 6.7 Bcfe EUR (Greater Than 3,500’ Lateral)

SRC Fee Acreage
SRC Lease Acreage
SRC Contributed JV Acreage
EOG Contributed JV Acreage
Approx. Outline of JV Acreage
✓ 200,000 Gross Acres
✓ Seneca 50% W.I. (Avg. 58% NRI)
Warren
Mt. Jewett – Delineating
✓ 3 Horizontal Wells Drilled
✓ 3 Wells Completed – On Flowback and Evaluating
Rich Valley - Delineating
✓ Drilling
Forest
Elk
Owl's Nest – Full Development
✓ 3 Wells Drilled: Optimized Target Zone
✓ Expected IP's: 4-5 MMcf/d
✓ FY 2012: 1 Rig
✓ Acquiring 3D Seismic
Cameron
Boone Mountain - Delineating
✓ Just drilled 3 Horizontal Wells
✓ Completing
Clarion
Jefferson
Punxy – Full Development
✓ EOG Operated: 45 Wells Drilled; 25 Producing
✓ FY 2012: 2 Rigs
✓ Gross Production (As of 11/1/11): 31 MMCFD
Seneca Operated
EOG Operated

SENECA RESOURCES

November 30, 2011 Marcellus Shale 14 Western Development Area (WDA) – Results & Plan Forward

November 30, 2011
Marcellus Shale

Breaking Down Our Acreage Position
Area Net Acres
Possible
Locations Wells Drilled
Wells
Completed EUR (Bcfe) Status
Eastern Development Area (EDA)
Covington 7,000 47 47 47 5.5 Developed
595 6,000 55 10 4 7.0 Full Development
100 10,000 70 3 1 8.0 Full Development
007 15,000 75 1 1 3.0 - 5.0 Delineating
001 13,000 58 1 1 3.0 - 5.0 Delineating
Other EDA 4,000 10 - - 3.0 - 8.0 Untested
55,000 315 62 54
Western Development Area (WDA)
Owl's Nest / Ridgeway 91,000 680 3 3 4.0 Full Development
Mt. Jewett 25,000 232 4 4 3.0 - 5.0 Delineating
James City 30,000 340 1 1 3.0 - 5.0 Delineating
Boone Mtn 8,500 59 4 1 3.0 - 5.0 Delineating
Rich Valley 30,000 188 - - 4.0 - 5.0 Delineating
WDA Other 337,000 2,654 4 3 2.0 - 6.0 Untested
521,500 4,153 16 12
EOG Operated
Punxy 12,000 87 45 25 4.0 Full Development
West Branch 12,500 121 7 5 3.0 - 5.0 Delineating
Clermont 10,000 96 2 2 3.0 - 5.0 Delineating
Brady 13,500 113 - - 4.0 - 5.0 Untested
EOG Other 120,500 502 2 2 2.0 - 5.0 Untested
168,500 919 56 34
Seneca Resources Total
745,000 5,387 134 100

Marcellus Economics for a $6.2 Million Well
No Royalty
18% Royalty
125%
100%
75%
50%
25%
0%
Pre-Tax IRR
90%
49%
34%
23%
12%
8%
3.0
5.0
8.0
Gross EUR per Well

November 30, 2011
Seneca Resources

Marcellus Acreage Position Provides Superior Economics
(1) Pre-Tax IRR determined using the NYMEX forward strip as of November 18, 2011
Minimal Acreage acquisition cost
Average NRI: 94%
No lease expiration concerns
Economies of scale
The economic benefit of drilling a well on acreage with a fee ownership structure, carrying no royalty is greater than a similar well burdened by a royalty payment, regardless of the gas price environment and well cost drivers such as lateral length, depth and frac stages

Equipment Ownership (Frac Tanks, etc...)

Long-Term Frac Contract

Pad Cost Reductions (Rig Mats, Concrete Pads, etc...)

Increased Wells per Pad

Improved Efficiency Leads to Improved Costs

Natural Gas Powered Rigs

Proppant & Chemical Sourcing

External Casing Packers

Concentrated Regional Development

Well Length	Drilling Cost	Total Drilling Cost	Completion Cost	Total Completion Cost	Total D&C Cost
2011 Estimate - 4,500' Lateral	$556/Ft	$2.5 MM	$820/Ft	$3.7 MM	$6.2 MM
Target	$378/Ft	$1.7 MM	$700/Ft	$3.15 MM	$4.85 MM

SENECA RESOURCES

November 30, 2011 Marcellus Shale 17 Operational Efficiencies Drive Cost Savings

East Resources
3 Wells Permitted
November 2010
East Resources
Drilled & Completed
April 2010
Mt. Jewett Vertical (Seneca)
✓Depth: 5,095'; Thickness: 110'
McKean
Potter
Tioga
DCNR 001 Horizontal (Seneca)
✓Depth: 5,830'; Thickness: 77'
✓Peak Rate: 4.5 MMcf/d
East Resources
1 Well Permitted
December 2010
Elk
Cameron
Lyco
PGE
12 Wells Permitted (April 2009 to August 2010)
2 Wells Drilled (February 2010)

SENECA RESOURCES

November 30, 2011 Upper Devonian Geneseo Shale 18 Activity Summary

Vertical Well Permit
Horizontal Well Permit
Drilled Well
Seneca Resources
Mt. Jewett Area
Vertical Drilled June '11
Prep to Frac
Horizontal 2Q '12
Chesapeake
3.1 MMcf/d
1,015 Bbl/d
Chesapeake
3.8 MMcf/d
980 Bbl/d
Chesapeake
9.5 MMcf/d
1,425 Bbl/d
Chesapeake
6.4 MMcf/d
Wet
Dry
Seneca Resources
Tionesta Area
Spud Date: 2012
Seneca Resources
Henderson Area
Vertical Drilled
Prep to Frac
10 0 10 20 30 mi

SENECA RESOURCES

November 30, 2011 Utica Shale 19 Activity Summary

November 30, 2011
Dry
Wet
Utica Shale

Mt. Jewett Vertical Well
Seneca Resources recently drilled a vertical Utica/Pt. Pleasant well in
McKean County, PA.  Preliminary results are encouraging.
400 feet of gross reservoir at a depth of 10,000’
Potential pay spans the Utica, Pt. Pleasant and portions of the Trenton Formations
Reservoir quality is similar to that of the shallower Marcellus
Mineralogy is considerably different from the Marcellus
Vertical Well Permit
Horizontal Well Permit

KERN
Bakersfield
CUYAMA BASIN
DISTRICT 2
VENTURA
VENTURA BASIN
Santa Barbara
Ventura

North Lost Hills
~1,150 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells

South Lost Hills
~1,700 BOEPD
Monterey Shale
Primary
216 Active Wells

North Midway Sunset
~4,350 BOEPD
Potter & Tulare Formation
Steamflood
703 Active Wells

South Midway Sunset
~800 BOEPD
Antelope Formation
Steamflood
100 Active Wells

Sespe
~1,000 BOEPD
Sespe Formation
Primary
193 Active Wells

SENECA RESOURCES

November 30, 2011 California 21 Stable Production Fields

Fiscal Year 2011 Net Income and Expenses per BOE

Income tax
21%
DDA
13%
Non-Steam Fuel LOE
12%
Other
6%
Steam Fuel
4%
G&A
3%
Net Income
41%
Cash Expenses $35.50
Net Income $31.88
DD&A $10.21

Average Price ($/BOE) = $77.59

SENECA RESOURCES

November 30, 2011 California 22 Strong Margins Support Significant Free Cash Flow

California
Upper Devonian
Marcellus
Gulf of Mexico
Canada
Capital Expenditures ($ Millions)
$1,250
$1,000
$750
$500
$250
$0
$176
$192
$188
$78
$398
$332
$649
$585
$47
$785-875
$740-820
$45-55
$840-1,050
$800-1,000
$40-50
$935-1,145
$900-1,100
$35-45
2007
2008
2009
2010
2011
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year

SENECA RESOURCES

November 30, 2011 Seneca Resources 23 Capital Spending Shifting to the Marcellus

225
150
75
0
Annual Production (Bcfe)
California
Upper Devonian
Marcellus
Gulf of Mexico
Canada
Annual production growth of 30% to 50% is expected from 2011 to 2014
47.0
40.8
42.5
49.7
67.6
35.3
7.9
19.2
87-101
62-72
6-8
19-21
125-155
101-127
5-7
19-21
160-200
135-170
5-7
19-21
2007
2008
2009
2010
2011
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year

SENECA RESOURCES

November 30, 2011 Seneca Resources 24 Ramping Up Production Growth

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

November 30, 2011 Pipeline & Storage / Midstream 25

CANADA
Buffalo
NY
PA
OH
OVERBECK
LEIDY
CORNING
Pittsburgh
UNION
TCPL
EL PASO
MILLENNIUM
TRANSCO
TETCO
National Fuel
Miles
0
25
50
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION
NFG OVERBECK TO LEIDY
NORTHERN ACCESS TRANSPORTATION ROUTE

November 30, 2011
Pipeline & Storage

Positioned to Move Growing Marcellus Production
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING
SYSTEM
WEST TO EAST
OVERBECK TO
LEIDY
LAMONT
COMPRESSOR
STATION PHASE I & II
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
LINE “N”
EXPANSION
(In-Service)
NORTHERN
ACCESS
EXPANSION
CENTRAL
TIOGA
COUNTY
EXTENSION
LINE “N”
2012
EXPANSION

TGP 300
Tioga County
Lycoming County
Transco
Mansfield
Wellsboro
Tioga State Forest

National Fuel

November 30, 2011
Midstream

Critical To Boosting Returns in the Marcellus
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
Goal is to first work to assist Seneca
and then gather 3
rd
party producer
volumes
History of operational success and
efficiency within Pennsylvania
Continuously evaluating opportunities
to grow along with the rapid
development of the Marcellus

Debt
Equity
Utility
50%
50%
P&S
50%
50%
E&P
30%
70%
All Other
40%
60%

Capital Structure Targets by Segment

Debt
35% - 45%
Equity
55% - 65%

Long-Term Consolidated Capital Structure Target

National Fuel

November 30, 2011 National Fuel Gas Company 28 Targeted Capital Structure

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

November 30, 2011 National Fuel Gas Company 29 Appendix

November 30, 2011
National Fuel Gas Company

Fiscal Year 2012 Earnings Guidance Drivers
2012 Forecast
GAAP Earnings per Share $2.85 - $3.15
Operating Earnings per Share $2.85 - $3.15 11% EPS Growth
Exploration & Production Drivers
Total Production (Bcfe) 87 - 101 39% Production Growth
DD&A Expense $2.20 - $2.30
LOE Expense $0.85 - $1.00
G&A Expense $54 - $58 MM
Pipeline & Storage Drivers
O&M Expense 2%
Increase in Revenue (Expansion Projects) $27 MM
Decrease in Revenue (De-Contracting) $4 MM
Utility Drivers
O&M Expense 2%
PA Normal Weather Assumption $0.03 / Share

2012 Debt Maturity Paid on November 21, 2011
Debt Maturity ($ Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$150
$250
$300
$250
$49
$50
6.700%
5.250%
6.500%
8.750%
7.395%
7.375%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Fiscal Year

November 30, 2011 National Fuel Gas Company 31 Manageable Debt Maturity Schedule

National Fuel has had 109 uninterrupted years of dividend payments and has increased its dividend for 41 consecutive years
Compound Annual Growth Rate
5.0%
Annual Dividend Rate
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
1970
1975
1980
1985
1990
1995
2000
2005
2010
Annual Rate at Fiscal Year End

National Fuel

November 30, 2011 National Fuel Gas Company 32 Strong Dividend Track Record

Hedged Forecasted Production
As of November 23, 2011
100%
80%
60%
40%
20%
0%
% of Forecasted Production Hedged
47%
21%
3%
2012
2013
2014
Fiscal Year

National Fuel

November 30, 2011
National Fuel Gas Company

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2012 35.0 $5.89 / Mcf
Fiscal 2013 23.9 $5.67 / Mcf
Fiscal 2014 4.6 $5.89 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2012 1.6 $77.03 / Bbl
Fiscal 2013 0.9 $86.21 / Bbl
Fiscal 2014 0.2 $94.90 / Bbl
Most hedges executed at sales point to
eliminate basis risk

Capital Resources

- Total Short-Term Capacity: $685 Million
  - Commercial Paper Program: $300 Million
  - Uncommitted Lines of Credit: $385 Million
- $300.0 MM Committed Credit Facility through September 2013 – backs Commercial Paper Program

Long-Term Debt 35.2%
Shareholders' Equity 63.5%

National Fuel

November 30, 2011
National Fuel Gas Company

Capitalization & Liquidity
$2.981 Billion
Fiscal Year Ended 2011
(1)
Short-Term
Debt
1.3%
(1) Includes Current Portion of Long-Term Debt of $150 million at September 30, 2011.

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

November 30, 2011 Pipeline & Storage / Midstream 35

November 30, 2011
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Lamont Compressor Station 40,000 $6 MM 6/2010 Fully Subscribed Completed
Lamont Phase II Project 50,000 $7.6 MM 7/2011 Fully Subscribed Completed
Line “N” Expansion 160,000 $20 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $49 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $62 MM ~11/2012 Fully Subscribed
Received Certificate from FERC in October
2011
Line “N” 2012 Expansion 150,000 $36 MM ~11/2012 Fully Subscribed Certificate application filed in July 2011
West to East ~425,000 $290 MM ~2014 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Central Tioga County
Extension
260,000 $135 MM ~2014
Open Season
Closed
Evaluating market interest and facility design
Total Firm Capacity:  ~1,755,000 Dth/D
Capital Investment: ~$606 MM

November 30, 2011
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Covington Gathering System 100,000 $16 MM 11/17/09 Fully Subscribed
Completed – Flowing into TGP 300
Line
Covington Gathering  System
Expansion 140
40,000 $1.7 MM 3/7/2011 Fully Subscribed
Completed-
Increased total system
capacity to 140,000 Dth/d
Covington Gathering  System
Expansion 220
80,000 $3.5 MM 4/2012 Fully Subscribed
Will increase total system capacity
to 220,000 Dth/d
Trout Run Gathering System 466,000 $60 MM Q2 FY2012 70% Subscribed Under construction
Owl’s Nest Gathering System 50,000 $17 MM Q3 FY2012 Fully Subscribed Preliminary work underway
Mt. Jewett Gathering System 170,000 $22 MM Q3 FY2012 Fully Subscribed Preliminary work underway
Total Firm Capacity:  ~906,000 Dth/D
Capital Investment: ~$120 MM

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel
Distribution Corporation

November 30, 2011 Utility 38 National Fuel Gas Distribution Corporation

O&M Expense ($ Millions)
$350
$300
$250
$200
$150
$100
$50
$0
All Other O&M Expenses
O&M Expense - Uncollectibles
$203
$27
$176
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
2007
2008
2009
2010
2011
Fiscal Year

National Fuel Distribution Corporation

November 30, 2011 Utility 39 Continued Cost Control

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

Return on Equity
NY
PA
Allowed ROE - NY
Approx. Settled ROE - PA
30.0%
20.0%
10.0%
0.0%
10.9%
14.0%
9.8%
13.2%
10.6%
14.7%
10.5%
18.8%
2008
2009
2010
2011
Fiscal Year

November 30, 2011
Utility

Financial Stability
Rate Mechanisms
New York & Pennsylvania
Low Income Rates
Choice Program/POR
Merchant Function Charge
New York only
Revenue Decoupling
90/10 Sharing
Weather Normalization

Bakersfield
Los Angeles
Rochester
Buffalo
New York
Pittsburgh
Harrisburg

November 30, 2011 Exploration & Production 41

November 30, 2011
Marcellus Shale

Geotechnical Keys to Success
1. 3D Seismic Data
Impacts surface location, lateral length and target zone by imaging faults and structure
Attribute and fracture analyses being conducted to determine if natural fractures and stress regime can be identified
2. Natural Fractures
Impacts Initial Production (IP) & Estimated Ultimate Recovery (EUR)
per well;  Varies by area.
3. Target Zone
Impacts IP & EUR per well;  Varies by area.
4. Stress Regime
Impacts completion efficiency;  Varies by area.
5. Optimize Lateral Length
Cost versus IP/EUR per well;  Currently evaluating.

Warren
McKean
Mt. Jewett
West Branch
Potter
DCNR 001
DCNR 007
Tioga
Covington
DCNR 595
Forest
Owl's Nest
Elk
Cameron
DCNR 100
Lycoming
Clinton
Jefferson
Punxy
Clearfield
Completed – 190,000 ac
In Progress – 128,000 ac

SENECA RESOURCES

November 30, 2011 Marcellus Shale 43 Expanding 3D Seismic Coverage

TIOGA STATE FOREST
DCNR 007 1V
DCNR 007 10V
DCNR 007 11V
DCNR 007 12V
DCNR 007 49V
3D Seismic Plan
D E L M A R

SENECA RESOURCES

November 30, 2011 Marcellus Shale 44 Importance of 3D Seismic in Identifying Fractures TGP 300 DCNR 007 5H Well Drilled prior to 3D Seismic acquisition Well Test: 2 MMcf/d DCNR 007 Tioga County

November 30, 2011
Marcellus Shale

3D Seismic Analysis:  Fracture Patterns?
Remainder of DCNR Tract 007
Evidence for significant natural fractures
DCNR 007
Tioga County
Fault
DCNR 007 5H Well
In a localized area with minimal fractures
5H
Major Fractures

Gamma Ray
Pay/Res
Resistivity
Density/Neutron
Phi/Sw/TOC
Mineralogy
Brittleness
Ko
Closure Stress Gradient
GIP
5500
5550
5600
5650
5700
Higher
Closure Stress
"pinch point"
Optimal
Target
Zone
Owl's Nest
Elk County

November 30, 2011
Marcellus Shale

Importance of Closure Stress & Target Zone
Closure Stress & Target
Zone
High Closure Stress
Impacts frac initiation &
limits frac width.  Avoid high
closure stress “pinch points”.
Currently optimizing
Target Zones in each area.
Best zone a function of rock
quality, brittleness, and
stress regime.

3H Production Results
✓ Treated Lateral: 4,396'
✓ Peak Rate: 4.47 MMcf/d
✓ 3-Day Avg.: 4.25 MMcf/d
"Narrowed" Union Springs Target Zone: 15'
Cherry Valley
5,750'
5,800'
Onondaga Carb
Frac Stages
5675
5700
5725
5775
5825
TVD
Survey TD
MD 10442
INC 92.90°
AZI 147.60°
TVD 5786.81
VS 4844.73
6500
7000
7500
8000
8500
9000
9500
10000
10500

SENECA RESOURCES

November 30, 2011 Marcellus Shale 47 Owl’s Nest – Improved IP’s by Optimizing The Target Zone Moving into Full Development 11 of 20 Stages in Union Springs Target

November 30, 2011
Marcellus Shale

Cost Savings from Multi-Well Pad Drilling
Location & Road Costs
$600,000 per well
Rig Mobilization
$600,000 per well
Ancillary Drilling Costs (Trucking, etc..)
$150,000 per well
Frac Mobilization
$7,000 per well
Water Hauling vs. Infrastructure
$200,000 per well
1 Well per Pad
Location & Road Costs
$100,000 per well
Rig Mobilization
$100,000 per well
Ancillary Drilling Costs (Trucking, etc..)
$25,000 per well
Frac Mobilization
$1,200 per well
Water Hauling vs. Infrastructure
$50,000 per well
6 Wells per Pad
Cost Savings of Pad Drilling: ~$1.2 Million per Well

November 30, 2011
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handing in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Investigating underground injection
Seneca is committed to protecting the surface from any type of pollution

November 30, 2011
Marcellus Shale

“Zero Liquid Discharge Operation”
Utilizing a state-of-the-art evaporative technology to ensure no liquid is discharged at the surface
Building centrally located units in the Western Development Area (WDA)
and the Eastern Development Area (EDA)
Removes all liquids from the production stream
Has the ability to be powered by the waste heat from a compressor station
End products:
Non-hazardous solidified salt material
Clean water vapor emissions

November 30, 2011
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of Segment Capital Expenditures to Consolidated Capital Expenditures

($ Thousands)	FY 2010	FY 2011	FY 2012 Forecast	FY 2013 Forecast	FY 2014 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$398,174	$648,815	$785,000-875,000	$840,000-1,050,000	$935,000-1,145,000
Pipeline & Storage Capital Expenditures	37,894	$129,206	$135,000-165,000	$100,000-150,000	$300,000-350,000
Utility Capital Expenditures	57,973	$58,398	$55,000-60,000	$55,000-60,000	$55,000-60,000
Marketing, Corporate & All Other Capital Expenditures	7,311	$17,767	$40,000-85,000	$20,000-30,000	$5,000-15,000

Total Capital Expenditures from Continuing Operations	$501,352	$854,186	$1,015,000-1,185,000	$1,015,000-1,290,000	$1,295,000-1,570,000
Capital Expenditures from Discontinued Operations
All Other Capital Expenditures	$150	$—	$—	$—	$—

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2011 Accrued Capital Expenditures	$—	$(63,460)	$—	$—	$—
Pipeline & Storage FY 2011 Accrued Capital Expenditures	—	(7,271)	—	—	—
Exploration & Production FY 2010 Accrued Capital Expenditures	(55,546)	55,546	—	—	—
Exploration & Production FY 2009 Accrued Capital Expenditures	9,093	—	—	—	—
Pipeline & Storage FY 2008 Accrued Capital Expenditures	—	—	—	—	—
All Other FY 2009 Accrued Capital Expenditures	715	—	—	—	—

Total Accrued Capital Expenditures	$(45,738)	$(15,185)	$—	$—	$—
Eliminations	$—	$—	$—	$—	$—

Total Capital Expenditures per Statement of Cash Flows	$455,764	$839,001	$1,015,000-1,185,000	$1,015,000-1,290,000	$1,295,000-1,570,000